ANTHRACITE CAPITAL, INC.

RESALE REGISTRATION RIGHTS AGREEMENT

RESALE REGISTRATION RIGHTS AGREEMENT, dated as of April 4, 2008, between Anthracite Capital, Inc., a Maryland corporation (together with any successor entity, herein referred to as the “Company”), and RECP IV Cite CMBS Equity, L.P., a Delaware limited partnership and subsidiary of DLJ Real Estate Capital Partners IV, L.P. (“RECP”), as the purchaser (the “Purchaser”) under the Purchase Agreement (as defined below).

Pursuant to the Securities Purchase Agreement by and between the Company and the Purchaser, dated as of April 4, 2008 (the “Purchase Agreement”), the Company will sell to the Purchaser: (i) 23,375 shares of the Company’s 12% Series E-1 Cumulative Redeemable Convertible Preferred Stock (together with any preferred stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the “Series E-1 Preferred Shares”) having the rights, preferences and privileges to be set forth in the Articles Supplementary to the charter of the Company (the “Series E-1 Articles Supplementary”), (ii) 23,375 shares of the Company’s 12% Series E-2 Cumulative Redeemable Convertible Preferred Stock (together with any preferred stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the “Series E-2 Preferred Shares”) having the rights, preferences and privileges to be set forth in the Articles Supplementary to the charter of the Company (the “Series E-2 Articles Supplementary”), (iii) 23,375 shares of the Company’s 12% Series E-3 Cumulative Redeemable Convertible Preferred Stock (together with any preferred stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, the “Series E-3 Preferred Shares” and, together with the Series E-1 Preferred Shares and the Series E-2 Preferred Shares, the “Preferred Shares”), having the rights, preferences and privileges to be set forth in the Articles Supplementary to the charter of the Company (the “Series E-3 Articles Supplementary” and, together with the Series E-1 Articles Supplementary and the Series E-2 Articles Supplementary, the “Articles Supplementary”) and (iv) 3,494,021 shares (the “Common Shares” and, together with the Preferred Shares, the “Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”). The Preferred Shares will be convertible, subject to the terms thereof, into shares of Common Stock. To induce the Buyer to purchase the Shares, the Company has agreed to provide the registration rights set forth in this Agreement pursuant to Section 6(A) of the Purchase Agreement.

The parties hereby agree as follows:

1. Definitions. Capitalized terms used in this Agreement without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement”: This Resale Registration Rights Agreement.

“Amendment Effectiveness Deadline Date”: has the meaning set forth in Section 2(f) hereof.

“Articles Supplementary”: has the meaning set forth in the preamble hereto.

“Blue Sky Application”: has the meaning set forth in Section 6(a)(i) hereof.

“Business Day”: has the meaning set forth in the Articles Supplementary.

“Closing Date”: April 4, 2008.

“Commission”: U.S. Securities and Exchange Commission.

“Common Shares”: has the meaning set forth in the preamble hereto.

“Common Stock”: has the meaning set forth in the preamble hereto.

“Company”: has the meaning set forth in the preamble hereto.

“Effectiveness Date”: has the meaning set forth in Section 2(a)(ii) hereof.

“Effectiveness Period”: has the meaning set forth in Section 2(a)(iii) hereof.

“Effectiveness Target Date”: has the meaning set forth in Section 2(a)(ii) hereof.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market.

“Exchange Act”: Securities Exchange Act of 1934, as amended.

“Excluded Events”: If the Company is engaged in a material merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (i) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to maintain a Registration Statement at such time or (ii) it is in the best interests of the Company to suspend sales under such Registration Statement at such time.

“FINRA”: Financial Industry Regulatory Authority, Inc. (successor to the National Association of Securities Dealers, Inc.).

“Free Writing Prospectus”: A free writing prospectus, as defined in Rule 405 under the Securities Act.

“Holder”: The Purchaser so long as it owns any Transfer Restricted Securities and any Person who holds or beneficially owns any Transfer Restricted Securities as a permitted transferee of the Purchaser or another permitted transferee.

“Indemnified Holder”: has the meaning set forth in Section 6(a) hereof.

“Issuer Free Writing Prospectus”: An issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Losses”: has the meaning set forth in Section 6(a) hereof.

“Majority of Holders”: Holders holding over 50% of the Common Shares and the shares of Common Stock issued or issuable upon conversion of the Preferred Shares.

“Managing Underwriter”: The investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 8 hereof.

“Notice and Questionnaire” means a written notice executed by the respective Holder and delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Appendix A to this Agreement.

“Notice Holder”: On any date, any Holder of Transfer Restricted Securities that has properly delivered a fully completed Notice and Questionnaire to the Company on or prior to such date.

“Permitted Free Writing Prospectus”: has the meaning set forth in Section 9(a) hereof.

“Person”: An individual, partnership, corporation, company, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

“Preferred Shares”: has the meaning set forth in the preamble hereto.

“Prospectus”: The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Purchase Agreement”: has the meaning set forth in the preamble hereto.

“Purchaser”: has the meaning set forth in the preamble hereto.

“Record Holder”: With respect to any Registration Penalties Payment Date, each Person who is a registered holder of the Transfer Restricted Securities at the close of business on the Business Day before the relevant Penalties Payment Date.

“RECP”: has the meaning set forth in the preamble hereto.

“Registration Default”: has the meaning set forth in Section 3(a) hereof.

“Registration Penalties”: has the meaning set forth in Section 3(a) hereof.

“Registration Penalties Payment Date”: Each February 1, May1, August 1 and November 1, if applicable.

“Securities Act”: Securities Act of 1933, as amended.

“Series E-1 Articles Supplementary”: has the meaning set forth in the preamble hereto.

“Series E-2 Articles Supplementary”: has the meaning set forth in the preamble hereto.

“Series E-3 Articles Supplementary”: has the meaning set forth in the preamble hereto.

“Series E-1 Preferred Shares”: has the meaning set forth in the preamble hereto.

“Series E-2 Preferred Shares”: has the meaning set forth in the preamble hereto.

“Series E-3 Preferred Shares”: has the meaning set forth in the preamble hereto.

“Shares”: has the meaning set forth in the preamble hereto.

“Shelf Filing Deadline”: has the meaning set forth in Section 2(a)(i) hereof.

“Shelf Registration Statement”: has the meaning set forth in Section 2(a)(i) hereof.

“Suspension Notice”: has the meaning set forth in Section 4(c) hereof.

“Suspension Period”: has the meaning set forth in Section 4(b)(ii) hereof.

“Transfer Restricted Securities”: Each (i) Preferred Share, (ii) Common Share, (iii) share of Common Stock which may be issued or distributed to a holder of Preferred Shares by way of conversion of such holder’s Preferred Shares in accordance with the Articles Supplementary and (iv) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing clauses (i) thru (iii), in each case until the earliest of:

(i) the date on which such Preferred Share or such share of Common Stock has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

(ii) the date on which such Preferred Share or such share of Common Stock is eligible to be sold to the public without volume limitations pursuant to Rule 144 (or any other similar provision then in force) under the Securities Act or may otherwise be freely traded;

(iii) the date on which such Preferred Share or such share of Common Stock ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise); or

(iv) the date on which such Preferred Share or such share of Common Stock has otherwise been transferred and a new Preferred Share or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the Articles Supplementary.

“underwriter”: Any underwriter of Transfer Restricted Securities in connection with an offering thereof under the Shelf Registration Statement.

“Underwritten Registration”: A registration in which Transfer Restricted Securities of the Company are sold to an underwriter for reoffering to the public.

Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.

2. Shelf Registration.

(a) The Company shall:

(i) use its reasonable best efforts as promptly as possible, and in any event on or prior to the date which is 60 days after the Closing Date) (the “Shelf Filing Deadline”), cause to be filed, or otherwise designate an existing filing with the Commission as, a registration statement pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission (the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for the registration and resales, on a continuous or delayed basis, of all Transfer Restricted Securities subject to the terms and conditions hereof;

(ii) use reasonable best efforts to cause the Shelf Registration Statement to become effective under the Securities Act, or otherwise make available for use by Holders a previously filed effective Shelf Registration Statement, as promptly as possible after the filing thereof but in any event not later than 120 days after the date hereof (the “Effectiveness Target Date”, and the date of such effectiveness or availability, the “Effectiveness Date”); provided that, upon notification by the SEC that a Shelf Registration Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Shelf Registration Statement within five (5) Business Days after receipt of such notice and request that it become effective on 4:00 p.m. New York City time on the Effectiveness Date and file a prospectus supplement for any Shelf Registration Statement, whether or not required under Rule 424 (or otherwise), by 9:00 a.m. New York City time the day after the Effectiveness Date; and

(iii) use reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act and by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities entitled, subject to the terms and conditions hereof, to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the “Effectiveness Period”) from the date the Shelf Registration Statement becomes effective until the date that the Shares and the shares of Common Stock issuable upon exchange thereof or in connection therewith have ceased to be Transfer Restricted Securities.

(b) The Company shall notify the Holders promptly (and in any event within two Business Days) after receiving notification from the SEC that the Shelf Registration Statement has been declared effective.

(c) The Company shall promptly mail or otherwise provide the Notice and Questionnaire to the Holders.

(d) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Transfer Restricted Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Transfer Restricted Securities), the Company shall use reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file or designate a subsequent Shelf Registration Statement covering all of the securities that as of the date of such filing or designation are Transfer Restricted Securities. If such a subsequent Shelf Registration Statement is filed or designated (and is not already effective), the Company shall use reasonable efforts to cause the subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing or designation and to keep such subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

(e) The Company shall use reasonable best efforts to supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonable requested by the Majority of Holders.

(f) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, and any Issuer Free Writing Prospectus, as of the date thereof, (i) to comply in all material respects with the applicable requirements of the Securities Act, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus and any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading.

(g) Each Holder agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with the terms and conditions of this Agreement. Each Holder wishing to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus from and after the Effectiveness Date agrees to deliver a Notice and Questionnaire to the Company at least 5 Business Days prior to any intended distribution of Transfer Restricted Securities under the Shelf Registration Statement; provided that, such Holder shall not be required to deliver such a Notice and Questionnaire if it would have no material changes from the Notice and Questionnaire most recently delivered by such Holder. From and after the Effectiveness Date, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to it:

(i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Transfer Restricted Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is 45 days after the date such post-effective amendment is required by this clause to be filed;

(ii) provide such Holder a copy of each document filed pursuant to Section 2(f)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(f)(i);

provided that if such Notice and Questionnaire is delivered during a Suspension Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 4(b); provided, however, that if a post-effective amendment to the Shelf Registration Statement is required, the Company will not be obligated to file more than one such amendment for all such Holders during any fiscal quarter unless the amount of the Transfer Restricted Securities to be included in such amendment is more than $5 million. Notwithstanding the preceding sentence, the Company will not be obligated to file more than two such supplements to the related Prospectus during any fiscal quarter. Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to 10 Business Days from the Expiration of a Suspension Period (and the Company shall incur no obligation to pay Registration Penalties during such extension) if such Suspension Period shall be in effect on the Amendment Effectiveness Deadline Date.

(h) The Company shall not, from the date hereof until the Effectiveness Date, prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than any registration statement or post-effective amendment to a registration statement (or supplement thereto) relating to (i) the Company’s employee benefit plans registered on Form S-8 and (ii) the Company's registration statements on Form S-3 (Registration Nos. 333-69848 and 333-149915).

3. Registration Penalties.

(a) If:

(i) the Shelf Registration Statement is not filed, or on file, with the Commission prior to or on the Shelf Filing Deadline;

(ii) the Shelf Registration Statement has not become effective, or a previously effective Shelf Registration Statement has not been made available, prior to or on the Effectiveness Target Date;

(iii) the Company has failed to perform its obligations set forth in Section 2(g) within the time periods required therein;

(iv) any post-effective amendment to a Shelf Registration filed pursuant to Section 2(g)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date;

(v) except as provided in Section 4(b)(ii) hereof, the Shelf Registration Statement is filed and has become effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable by the Holders for its intended purpose for more than 10 Business Days (whether or not consecutive);

(vi) except as a result of the Excluded Events, the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of three Business Days (which need not be consecutive Business Days) during the Effectiveness Period;

(vii) during the Effectiveness Period, except as a result of the Excluded Events, the Company fails to have any Shares listed or quoted on an Eligible Market; or

(viii) Suspension Periods (as defined below) exceed an aggregate of 60 days in any 360-day period;

(each such event referred to in foregoing clauses (i) through (viii), a “Registration Default”), the Company hereby agrees to pay to each Holder cash penalties (the “Registration Penalties”) with respect to their Transfer Restricted Securities from and including the day following the Registration Default to but excluding the earlier of (1) the day on which the Registration Default has been cured and (2) the date the Shelf Registration Statement is no longer required to be kept effective, at the rate of (x) 0.25% per annum of the aggregate purchase price of the Shares held by such Holder to and including the ninetieth day following such Registration Default and (y) 0.50% per annum of the aggregate purchase price of the Shares held by such Holder from and including the ninety-first day following such Registration Default. For the purposes of this Section 3, the purchase price for each share of Preferred Stock shall be $1,000 per share and the purchase price for each share of Common Stock shall be $6.69 per share. The Registration Penalties shall only be deemed to be penalties and not liquidated damages and shall be in addition to any other rights and remedies the Holders may have with respect to a Registration Default.

(b) All accrued Registration Penalties shall be paid in arrears to Record Holders by the Company on each Registration Penatlies Payment Date. Upon the cure of all Registration Defaults relating to any particular Transfer Restricted Security, the accrual of applicable Registration Penalties will cease.

All obligations of the Company set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

4. Registration Procedures.

(a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 4(b) hereof and shall use reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities, and pursuant thereto, shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act, or otherwise make available for use by Holders a previously filed Shelf Registration Statement.

(b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:

(i) Subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iv)(D), use reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company shall file promptly a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use reasonable best efforts to cause any such amendment to become effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter;

(ii) Notwithstanding Section 4(b)(i) hereof, the Company may suspend the effectiveness of the Shelf Registration Statement (each such period, a “Suspension Period”):

(x) if an event occurs and is continuing as a result of which the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company’s judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(y) upon the occurrence of an Excluded Event.

Upon the occurrence of any event described in clauses (x) and (y) of this Section 4(b)(ii), the Company shall give notice to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Transfer Restricted Securities pursuant to the Shelf Registration until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 4(b) hereof. The Suspension Period shall not exceed 30 days at a time or an aggregate of 60 days in any 360-day period. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period.

(iii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rule 424 under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Transfer Restricted Securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth or to be set forth in the Shelf Registration Statement or supplement to the Prospectus;

(iv) Advise the selling Holders promptly and, if requested by such selling Holders, to confirm such advice in writing (which notice pursuant to clauses (B) through (E) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(A) when the Prospectus, any Prospectus supplement, any post-effective amendment or any Issuer Free Writing Prospectus has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

(B) of any request by the Commission for amendments or supplements to the Shelf Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information relating thereto,

(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of any notice that would prevent its use, or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any of the preceding purposes,

(D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, or

(E) when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement.

(v) If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement or any notice that would prevent its use, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use reasonable best efforts promptly to obtain the withdrawal or lifting of such order at the earliest possible time, including, if necessary, by filing an amendment to the Shelf Registration Statement or a new Shelf Registration Statement and using reasonable best efforts to have such amendment or new Shelf Registration Statement declared effective, and will provide to each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order or of the filing or effectiveness of any such amendment or new registration statement;

(vi) Make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, and any attorney or accountant retained by such selling Holders and any underwriter participating in any disposition pursuant to the Shelf Registration Statement, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonable necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, and cause the Company’s officers, directors, managers and employees to supply all information reasonable requested by any such representative or representatives of the selling Holders, attorney or accountant in connection therewith;

(vii) If requested by any selling Holders or the Representatives, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonable request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities;

(viii) Deliver to each selling Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto, and any Issuer Free Writing Prospectus, as such Persons reasonable may request; subject to Section 4(b)(ii) and subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iv)(B) through (E), the Company hereby consents to the use of such Prospectus and any such amendment or supplement thereto, and any such Issuer Free Writing Prospectus, by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(ix) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders may reasonable request and use its reasonable best efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject, other than service of process for suits arising out of any offering pursuant to the Shelf Registration Statement, or (B) to subject itself to general or unlimited service of process or to taxation in any such jurisdiction if they are not now so subject;

(x) Unless any Transfer Restricted Securities shall be in book-entry form only, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders may request at least two Business Days before any sale of Transfer Restricted Securities;

(xi) Use reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities;

(xii) Subject to Section 4(b)(ii) hereof, if any fact or event contemplated by Section 4(b)(iv)(B) through (D) hereof shall exist or have occurred, use commercially reasonable best efforts to promptly prepare a supplement or post-effective amendment to the Shelf Registration Statement, related Prospectus (including by means of an Issuer Free Writing Prospectus), relevant Issuer Free Writing Prospectus or any document incorporated therein by reference or to file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, none of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus will contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any such Issuer Free Writing Prospectus, in the light of the circumstances in which they are made) not misleading;

(xiii) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement;

(xiv) Cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of the FINRA;

(xv) Otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act;

(xvi) Make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 40 days after the end of the 12-month period (or 75 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

(xvii) Cause all Common Stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on the primary securities exchange or automated quotation system on which Common Stock is then listed or quoted;

(xviii) Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission’s EDGAR system;

(xix) In connection with any underwritten offering conducted pursuant to Section 8 hereof, make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(xx) In connection with any underwritten offering conducted pursuant to Section 8 hereof, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonable satisfactory to the Managing Underwriters) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonable requested by such Holders and underwriters (including, without limitation, a customary “10b-5 statement”);

(xxi) In connection with any underwritten offering conducted pursuant to Section 8, hereof, obtain “comfort” letters and updates thereof from the independent registered public accountants of the Company (and, if necessary, any other independent registered public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to the underwriters, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(xxii) In connection with any underwritten offering conducted pursuant to Section 8 hereof, deliver such documents and certificates as may be reasonable requested by the Majority Holders and the Managing Underwriters, including those to evidence compliance with Section 4(b)(iii) hereof and with any customary conditions contained in the Purchase Agreement or other agreement entered into by the Company.

(xxiii) In connection with underwritten offering conducted pursuant to Section 8 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonable agree should be included therein and to which the Company does not reasonable object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

(xxiv) Use reasonable best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by the Shelf Registration Statement.

(xxv) Enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Transfer Restricted Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof.

The actions set forth in clauses (xx), (xxi), (xxii) and (xxiii) of this Section 4(b) shall be performed at (A) the effectiveness of the Shelf Registration Statement and each post-effective amendment thereto; and (b) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a “Suspension Notice”) from the Company of the existence of any fact of the kind described in Section 4(b)(iv)(B) through (E) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement and use of the Prospectus and any related Free Writing Prospectuses until:

(i) such Holder has received copies of the supplemented or amended Prospectus or applicable Issuer Free Writing Prospectus contemplated by Section 4(b)(xi) hereof; or

(ii) such Holder is advised in writing by the Company that the use of the Prospectus and any applicable Issuer Free Writing Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities and any Issuer Free Writing Prospectus that was current at the time of receipt of such Suspension Notice.

(d) Each Holder agrees by acquisition of a Transfer Restricted Security, that no Holder shall be entitled to sell any of such Transfer Restricted Securities pursuant to a Registration Statement, or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a fully completed Notice and Questionnaire as required pursuant to Section 2(b) or Section 2(f) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Company may require each Notice Holder of Shares to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Shares as the Company may from time to time reasonable require for inclusion in such Registration Statement in order to comply with the Securities Act and the rules and regulations of the Commission promulgated thereunder.. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonable request in writing. Any sale of any Transfer Restricted Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered in writing by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided in writing by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided in writing by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in light of the circumstances under which they were made not misleading. The Company may exclude from such Shelf Registration Statement the Shares of any Holder that unreasonable fails to furnish such information within a reasonable time after receiving such request.

(e) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Shelf Registration Statement other than the Transfer Restricted Securities.

(f) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Shelf Registration Statement covering all of the Transfer Restricted Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder not then eligible to sell all of their Transfer Restricted Securities under Rule 144 in a three-month period, written notice of such determination and if, within ten days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Transfer Restricted Securities such Holder requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Transfer Restricted Securities with respect to which such Holder has requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Transfer Restricted Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Transfer Restricted Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Transfer Restricted Securities shall be made pro rata among the Holders seeking to include Transfer Restricted Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Transfer Restricted Securities or other securities, as applicable, sought to be included by each such Investor or other holder. If an offering in connection with which an Investor is entitled to registration under this Section 4(e) is an underwritten offering, then each Holder whose Transfer Restricted Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Transfer Restricted Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a form and substance reasonable satisfactory to the Company and the underwriter or underwriters. Upon the effectiveness the registration statement for which piggy-back registration has been provided in this Section 4(e), any Registration Penalties payable to a Holder whose Transfer Restricted Securities are included in such registration statement shall terminate and no longer be payable.

5. Registration Expenses.

All expenses incident to the Company’s performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

(a) all registration and filing fees and expenses (including filings made with the FINRA);

(b) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws, if required;

(c) all expenses of printing (including printing of Prospectuses, Issuer Free Writing Prospectuses and certificates for the Common Stock to be issued upon conversion of or in connection with the Shares) and the Company’s expenses for messenger and delivery services and telephone;

(d) all reasonable and documented fees and disbursements of counsel to the Company;

(e) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(f) all fees and disbursements of independent registered public accountants of the Company (including, without limitation, expenses relating to any comfort letter required to be delivered).

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall pay all expenses customarily borne by issuers in an underwritten offering as set forth in Section 8(c) hereof.

6. Indemnification And Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities, its directors, officers, employees and agents, and each person, if any, who controls any Holder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Holder”), against any loss, claim, damage, liability or expense, as incurred, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or expense relating to resales of the Transfer Restricted Securities) (collectively, “Losses”), to which such Indemnified Holder may become subject, insofar as any such Loss arises out of or is based upon:

(i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement as originally filed or in any amendment thereof or supplement thereto, or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment or supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a “Blue Sky Application”), or, in each case, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; or

(ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case, necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(iii) any breach of any representation, warranty, covenant, agreement or obligation of the Company contained in this Agreement,

and to reimburse each Indemnified Holder for any and all reasonable expenses (including the fees and disbursements of counsel) as they are incurred by such Indemnified Holder in connection with investigating, defending, settling, compromising or paying any such Loss; provided, however, that the foregoing indemnity agreement shall not apply to any Loss to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) expressly for use therein (including, without limitation, information within such Holder’s Notice and Questionnaire). The indemnity agreement set forth in this Section 6(a) shall be in addition to any liabilities that the Company may otherwise have.

The Company also agrees to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(e) hereof to Losses of each underwriter, if any, of Transfer Restricted Securities registered under a Shelf Registration Statement, their directors, officers, employees or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(b)(xxvi) hereof.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Shelf Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (i) to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity and (ii) against any Loss, joint or several, including, but not limited to, any Loss relating to resales of the Transfer Restricted Securities, to which such person may become subject, insofar as any such Loss arises out of, or is based upon any Free Writing Prospectus used by such Holder without the prior consent of the Issuer, and in connection with any underwritten offering, the underwriters, provided that the indemnification obligation in this clause (ii) shall be several, not joint and several, among the Holders who used such Free Writing Prospectus. This indemnity agreement set forth in this Section shall be in addition to any liabilities which any such Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof, but the failure to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonable concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonable approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) The indemnifying party under this Section 6 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonable, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) If the indemnification provided for in this Section 6 is for any reason unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any Loss referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any Loss referred to therein:

(i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from the offering and sale of the Transfer Restricted Securities, on the one hand, and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities, on the other hand, or

(ii) if the allocation provided by Section (6)(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 6(e)(i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions or alleged statements or omissions that resulted in such Loss, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Holders, on the other hand, in connection with such offering and such sale of the Transfer Restricted Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total proceeds from the offering of the Shares purchased under the Purchase Agreement (before deducting expenses) received by the Company and the total proceeds received by the Holders with respect to their sale of Transfer Restricted Securities. The relative fault of the Company, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to timely correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6(e).

The amount paid or payable by a party as a result of the Loss referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonable incurred by such party in connection with investigating or defending any action or claim.

Notwithstanding the provisions of this Section 6, in no event will (i) any Holder be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the net proceeds received by such Holder from the sale of such Holder’s Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Transfer Restricted Securities are to be registered under the Securities Act and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the discount or commission payable to such underwriter with respect to the Transfer Restricted Securities underwritten by it and distributed to the public. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute as provided in this Section 6(e) are several and not joint.

(f) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Transfer Restricted Securities.

7. Rule 144A and Rule 144. The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

8. Underwritten Registrations.

(a) Any Holder of Transfer Restricted Securities may sell Transfer Restricted Securities (in whole or in part) in an underwritten offering; provided that at least $15 million of such Transfer Restricted Securities shall be included in such offering; and provided further that the Company shall not be obligated to participate in more than one underwritten offering during any twelve-month period. If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Purchaser.

(b) No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonable provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonable required under the terms of such underwriting arrangements; and (iii) if such Holder is not then a Notice Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) or Section 2(f) hereof within a reasonable amount of time before such underwritten offering.

(c) The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 5 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 4(b)(xxiv) hereof, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Transfer Restricted Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 30 days if the Board of Directors of the Company shall have determined in good faith that an Excluded Event has occurred and is continuing.

(d) In the event of a firm commitment underwriting of the Purchaser’s shares conducted pursuant to Section 8 hereof, the Company will deliver an undertaking to the Managing Underwriter (if requested) to evidence that it will not effect any public sale or distribution (including any sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 90-day period beginning on the effective date of any underwritten registered public offering; provided, that the restrictions in this Section 8(d) shall not prevent the Company from issuing securities pursuant to the Company Stock Plans (as defined in the Purchase Agreement).

9. Miscellaneous.

(a) Free Writing Prospectuses. Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Transfer Restricted Securities without the prior express written consent of the Company and, in connection with any underwritten offering, the underwriters. Any such Free Writing Prospectus consented to by the Company and, if applicable, the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and recordkeeping.

(b) Actions Affecting Transfer Restricted Securities. The Company shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

(c) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its securityholders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities.

(d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by the Majority Holders, determined on the basis of Transfer Restricted Securities being sold rather than registered under such Shelf Registration Statement.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), facsimile transmission, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the transfer agent of the Preferred Shares and the Common Stock, as the case may be; and

(ii) if to the Company, initially at its address set forth in the Purchase Agreement,

With a copy to:

Matthew J. Mallow, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities. The Company hereby agrees to extend the benefit of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Shares Held by the Company or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates (other than subsequent Holders if such subsequent Holders are deemed to be Affiliates solely by reason of their holding of such Transfer Restricted Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ANTHRACITE CAPITAL, INC.

By	/s/ Christpher A. Milner
Name: Christopher A. Milner
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

RECP IV CITE CMBS EQUITY, L.P.

By	/s/ James D. Allen
Name: James D. Allen
Title: Vice President

[Signature Page to Registration Rights Agreement]